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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
Alfacell Corporation
(Name of Registrant as Specified In Its Charter)

N/A (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 30, 2008

To Our Stockholders:

        We are pleased to notify you that the annual meeting of stockholders (the "Annual Meeting") of Alfacell Corporation, a Delaware corporation ("Alfacell" or the "Company"), will be held at the Doubletree Hotel, 200 Atrium Drive, Somerset, New Jersey, 08873 on Wednesday, January 30, 2008 at 1:00 p.m. local time, for the following purposes as more fully described in the accompanying Proxy Statement:

  1.
  To elect eight directors, each for a term of one year, to hold office until the fiscal 2008 Annual Meeting of Stockholders or until their successors are elected and qualified (Proposal No.1);

  2.
  To ratify the appointment of J.H. Cohn LLP, independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending July 31, 2008 (Proposal No. 2); and

  3.
  To transact such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

        Only stockholders of record of the Company's common stock, par value $.001 per share (the "Common Stock"), at the close of business on December 5, 2007 are entitled to vote at the Annual Meeting or at any postponement or adjournment thereof.

        WE HOPE THAT AS MANY STOCKHOLDERS AS POSSIBLE WILL PERSONALLY ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND SIGN, DATE AND RETURN IT PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors,
/s/ LAWRENCE A. KENYON Lawrence A. Kenyon Corporate Secretary
December 19, 2007

i

Alfacell Corporation
300 Atrium Drive
Somerset, New Jersey 08873

PROXY STATEMENT AND NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS

        Alfacell Corporation ("Alfacell", "we" or the "Company") is furnishing this Proxy Statement and the enclosed proxy card in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, January 30, 2008, beginning at 1:00 p.m., at the Doubletree Hotel, 200 Atrium Drive, Somerset, New Jersey, 08873 and at any postponements or adjournments thereof. The approximate date of mailing for this Proxy Statement and proxy card as well as a copy of Alfacell's 2007 Annual Report on Form 10-K is December 19, 2007.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

        At Alfacell's Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:

  •
  the election of directors; and

  •
  the ratification of our independent registered public accounting firm.

        In addition, management will report on our performance during 2007 and respond to questions from stockholders.

Who is entitled to vote?

        Only stockholders of record of the Company's Common Stock at the close of business on the record date, December 5, 2007, are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on the record date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Each outstanding share of the Company's Common Stock entitles its holder to cast one vote on each matter to be voted upon. There are no cumulative voting rights.

Who can attend the meeting?

        All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote on the record date, will constitute a quorum, permitting the meeting to conduct its business. As of December 5, 2007, the record date, approximately 46,844,880 shares of Alfacell's Common Stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting.

How do I vote?

        If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder as of the record date and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy card from the institution that holds their shares.

Can I vote by telephone or electronically?

        No. We have not instituted any mechanism for telephone or electronic voting. However, "street name" stockholders may be able to vote electronically through their brokers. If so, instructions regarding electronic voting will be provided by the broker as part of the package which includes this proxy statement.

Can I change my vote after I return my proxy card?

        Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with Alfacell's Corporate Secretary at 300 Atrium Drive, Somerset, New Jersey 08873, either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and request that the previously granted proxy be revoked, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

  •
  FOR election of the nominated slate of directors (see page 6);

  •
  FOR ratification of the appointment of J.H. Cohn LLP as Alfacell's independent registered public accounting firm (see page 32);

        Pursuant to the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") with respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

        Election of directors.    Under the laws of Delaware and our By-laws, the affirmative vote of a plurality of the votes cast at the meeting, represented in person or by proxy and entitled to vote, is required for the election of directors.

        Other proposals.    For each other proposal, the affirmative vote of the holders of at least a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

        Proxy cards returned.    Votes cast "FOR" a proposal constitute affirmative votes. A properly executed proxy card marked "WITHHOLD" or "ABSTAIN" with respect to any such matter will not be voted on such matter, although it will be counted for purposes of determining whether there is a quorum and in determining the number of shares necessary for approval of such matter. Accordingly, a "WITHHOLD" or "ABSTAIN" will have the effect of a negative vote.

        Broker non-votes.    Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), such broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum; however, with respect to proposals which require the affirmative vote of a percentage of shares present at the Annual Meeting and entitled to vote on such proposal for approval, such broker non-votes will be treated as not present for purposes of determining the outcome of any such matter.

STOCK OWNERSHIP

Who are the largest owners of Alfacell's stock?

        The following table sets forth certain information as of October 31, 2007 concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock.

Security Ownership of Certain Beneficial Owners

Name and address of beneficial owner or identity of group	Amount and Nature of Beneficial Ownership		Percent of shares outstanding(1)
McCash Family Limited Partnership N3810 S. Grand Oak Drive Iron Mountain, MI 49801	8,689,582	(2)	16.7%
James O. McCash, and the James O. McCash Trust N3820 S. Grand Oak Drive Iron Mountain, MI 49801	2,910,820	(3)	6.2%
Knoll Capital Management LP, Fred Knoll and Europa International, Inc.(4) 666 Fifth Avenue, Suite 3702 New York, NY 10103	5,153,727	(5)	10.7%

(1)
The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of the date of the calculation by (ii) the sum of (A) the number of shares of Common Stock outstanding as of the date of the calculation, plus (B) the number of shares issuable upon exercise of options or warrants held by such stockholder which were exercisable as of the date of the calculation or which will become exercisable within 60 days after the date of the calculation.

(2)
Includes 5,468,020 shares subject to warrants which are currently exercisable or will become exercisable within 60 days of October 31, 2007. This information concerning the stock ownership of the McCash Family Limited Partnership was obtained from the Schedule 13D/A filed with the Securities and Exchange Commission on January 8, 2007 and other information known to the Company.

(3)
Includes 100,000 shares subject to warrants which are currently exercisable or will become exercisable within 60 days of October 31, 2007. This information concerning the stock ownership of the James O. McCash, and the James O. McCash Trust was obtained from the Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2007 and other information known to the Company.

(4)
Knoll Capital Management LP, Fred Knoll and Europa International, Inc. filed Schedule 13G/A on February 14, 2007 with the Securities and Exchange Commission as joint filers.

(5)
Includes 1,613,572 shares subject to warrants which are currently exercisable or will become exercisable within 60 days of October 31, 2007. This information concerning the stock ownership of Knoll Capital Management LP, Fred Knoll and Europa International, Inc. was obtained from the Schedule 13G/A filed by them with the Securities and Exchange Commission on February 14, 2007 and other information known to the Company.

How much stock do Alfacell's directors and executive officers own?

        The table below shows the amount of Alfacell Common Stock beneficially owned (unless otherwise indicated) by Alfacell's directors and the Named Executive Officers listed in the Summary Compensation Table individually, and Alfacell's directors and Named Executive Officers as a group. All information is as of October 31, 2007.

Security Ownership of Management

Name and address of beneficial owner or identity of group(1)	Position	Amount and Nature of Beneficial Ownership(2)		Percent of shares outstanding(3)
Kuslima Shogen	Chief Executive Officer and Chairman of the Board	1,507,111	(4)	3.2%
John P. Brancaccio	Director	80,050	(5)	*
Stephen K. Carter, M.D.	Director	120,000	(6)	*
Donald R. Conklin	Director	475,500	(7)	1.0%
Lawrence A. Kenyon	Executive Vice President, Chief Financial Officer, Chief Operating Officer, Corporate Secretary and Director	100,000	(8)	*
James J. Loughlin	Director	83,750	(9)	*
Robert D. Love(10)	Former Chief Financial Officer	145,000	(10)	*
David Sidransky, M.D.	Vice Chairman of the Board and Lead Independent Director	143,750	(11)	*
Paul M. Weiss, Ph.D.	Director	152,590	(12)	*
All Named Executive Officers and directors as a group (9 persons)		2,807,751	(13)	5.8%

*
Represents less than 1% of Alfacell's outstanding Common Stock.

(1)
Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares beneficially owned by them. The address of all Named Executive Officers and directors is c/o Alfacell Corporation, 300 Atrium Drive, Somerset, New Jersey, 08873.

(2)
All shares listed are Common Stock. Except as discussed below, none of these shares are subject to rights to acquire beneficial ownership, as specified in Rule 13d-3(1) under the Exchange Act,

  and the beneficial owner has sole voting and investment power, subject to community property law where applicable.

(3)
The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of October 31, 2007 by (ii) the sum of (A) the number of shares of Common Stock outstanding as of October 31, 2007 plus (B) the number of shares issuable upon exercise of options or warrants held by such stockholder which were exercisable as of October 31, 2007 or which will become exercisable within 60 days after October 31, 2007.

(4)
Includes 894,666 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2007.

(5)
Includes 73,750 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2007.

(6)
Includes 105,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2007.

(7)
Includes 90,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2007.

(8)
Includes 75,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2007.

(9)
Includes 73,750 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2007.

(10)
Mr. Love retired as the Company's Chief Financial Officer effective January 19, 2007 and confirmed his securities ownership as of October 31, 2007.

(11)
Includes 98,750 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2007.

(12)
Includes 6,535 shares of Common Stock owned by Mr. Weiss' wife and 112,500 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2007.

(13)
Includes all shares owned beneficially by the directors and the executive officers named in the table.

Section 16(a) beneficial ownership reporting compliance

        Based upon a review of filings with the Securities and Exchange Commission and written representations of certain reporting persons that no other reports were required, we believe that during fiscal year 2007 all of our directors, executive officers and beneficial owners of more than 10% of any class of equity securities complied on a timely basis with the reporting requirements of Section 16(a) of the Exchange Act.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Under Alfacell's By-laws, all directors elected by stockholders are elected for a one-year term. Each of the nominees has consented to serve a one-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. The Corporate Governance and Nominating Committee met on November 19, 2007 and recommended the current directors of the Board for re-election to the Board by the stockholders.

Director nomination process

        The Company's Corporate Governance and Nominating Committee currently comprises of Messrs. David Sidransky, M.D., Chairman, James J. Loughlin and Paul M. Weiss, Ph.D., none of whom is an employee of the Company. The Board has determined that each of the members of the Nominating Committee is independent in accordance with Nasdaq Marketplace Rule 4200(a)(15).

        Criteria for Board Membership.    The Board determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company's stockholders. In evaluating a candidate for nomination as a director of the Company, the Corporate Governance and Nominating Committee will consider criteria including business and financial expertise; geography; experience as a director of a public company; gender and ethnic diversity on the Board; and general criteria such as ethical standards, independent thought, practical wisdom and mature judgment. The Board will consider these criteria for nominees identified by the Corporate Governance and Nominating Committee, by stockholders, or through some other source.

        These general criteria are subject to modification and the Board shall be able, in the exercise of its discretion, to deviate from these general criteria from time to time, as the Board may deem appropriate or as required by applicable laws and regulations.

        Stockholder Nominees.    The Corporate Governance and Nominating Committee will consider qualified candidates for possible nomination that are submitted by the Company's stockholders. Stockholders wishing to make such a submission may do so by sending the following information to the Board of Directors c/o Corporate Secretary at 300 Atrium Drive Somerset, NJ 08873 within the time frame described under the caption, "Stockholder Proposals" below.

  •
  Name, age and contact information of the candidate;

  •
  A brief biographical sketch and resume;

  •
  Written consent evidencing the candidate's willingness to be named in the proxy and to serve as a director if elected;

  •
  A description of all arrangements or understandings between the stockholder and the candidate and any other person relating to the candidate;

  •
  A signed statement as to the submitting stockholder's current status as a stockholder and the number of shares currently held; and

  •
  All other information about the candidate that would be required to be included in the proxy statement soliciting proxies for the election of directors under the rules promulgated under the Exchange Act.

        Process for Identifying and Evaluating Nominees.    The Corporate Governance and Nominating Committee believes Alfacell is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Corporate Governance and Nominating Committee will recommend to the Board that they nominate for re-election incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Corporate Governance and Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. The Corporate Governance and Nominating Committee will conduct a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information. This information is evaluated against the criteria set forth above and the Company's specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the Company's needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Corporate Governance and Nominating Committee will determine which nominee(s) to recommend to the Board for inclusion as the slate of candidates that the Board recommends for election at each annual meeting of the Company's stockholders.

        The Board uses the same process for evaluating all nominees, regardless of the original source of the nomination.

        On November 19, 2007, based upon the recommendation of the Chief Executive Officer and the Vice Chairman of the Board, Mr. Lawrence A. Kenyon was elected to the Board and was appointed to the additional position of Chief Operating Officer. Mr. Kenyon joined the Company as its Executive Vice-President, Chief Financial Officer and Corporate Secretary in January 2007. When Mr. Kenyon became aware of the Company's announcement that its prior Chief Financial Officer was retiring, Mr. Kenyon contacted the Company to express an interest in the position of Chief Financial Officer, went through a series of interviews with the Chief Executive Officer and members of the Board of Directors and was ultimately hired by the Company. No search firm was involved and no fee was paid by the Company to any third party in connection with its identification or evaluation of Mr. Kenyon.

Nominees standing for election to the Board

Name	Age	Director Since(1)	Current Position With Company
Kuslima Shogen	62	1981	Chief Executive Officer and Chairman of the Board
John P. Brancaccio	59	2004	Director
Stephen K. Carter, M.D.	70	1997	Director
Donald R. Conklin	71	1997	Director
Lawrence A. Kenyon	42	2007	Executive Vice President, Chief Financial Officer, Chief Operating Officer, Corporate Secretary and Director
James J. Loughlin	64	2004	Director
David Sidransky, M.D.	48	2004	Vice Chairman of the Board and Lead Independent Director
Paul M. Weiss, Ph.D.	49	2003	Director

(1)
The current term of each director expires on the Annual Meeting for the fiscal year ended July 31, 2007 to be held on January 30, 2008.

Business experience of nominees to the Board

        The nominees have provided the following information about their principal occupation, business experience and other matters.

        Kuslima Shogen has served as the Chief Executive Officer since September 1986, as Chairman of the Board since August 1996 and as a Director since our inception. She also served as our Acting Chief Financial Officer from June 23, 1999 until March 2004, as our Chief Financial Officer from September 1986 through July 1994 and as our President from September 1986 through July 1996. Ms. Shogen formed the company in 1981 to pursue research that she had initiated while a biology student in the University Honors Program at Fairleigh Dickenson University ("FDU"). Prior to our founding, from 1976 to 1981 she was founder and president of a biomedical research consortium specializing in Good Laboratory Practices and animal toxicology. During that time, she also served as a consultant for the Lever Brothers Research Group. Ms. Shogen has received numerous awards for achievements in biology, including the Sigma Xi first prize from the Scientific Research Society of North America in 1974 and first prize for the most outstanding research paper in biology at the Eastern College Science Conferences competitions in 1972, 1973, and 1974. She also received the first-ever Pioneer Award from the Mesothelioma Applied Research Foundation in October 2005 and in August 2005, was named to the inaugural PharmaVOICE 100 list of Most Inspiring People in the healthcare industry and was one of only 27 CEO's recognized. She earned a B.S. degree in 1974, an M.S. degree in 1976 and also completed graduate studies in 1978 in embryology from FDU. In April 1998, Ms. Shogen received the Pinnacle Award from FDU, the highest honor the university bestows on its graduates. She is a Phi Beta Kappa graduate.

        John P. Brancaccio joined the Board in January 2004. Mr. Brancaccio is the chief financial officer of Accelerated Technologies, Inc., an incubator for venture backed medical device companies. He also serves on the boards of Callisto Pharmaceuticals, Inc., and Xenomics, Inc. both of which are publicly traded biopharmaceutical companies where he is chairman of their respective Audit Committees and a member of their respective Compensation and Nominating Committees. He was the secretary and treasurer of Memory Pharmaceuticals Corporation from December 2003 to March 2004 after serving in the capacity of their acting chief financial officer from May 2002 to December 2003. Prior to Memory Pharmaceuticals, Mr. Brancaccio held the positions of chief financial officer and chief operating officer of Eline Group, a publicly traded entertainment and media company, where he oversaw the roll up of several related companies into the group and completed private equity financing placements. Prior to joining Eline Group, he held a number of senior executive positions in public and private companies including Atlantic Pharmaceuticals, Zambon Corporation, Deven International and Health Learning Systems. During his tenure with these companies he participated in initial public offerings and the negotiation of licensing and development agreements within both the pharmaceutical and biotechnology industries. He is a retired Certified Public Accountant and a graduate of Seton Hall University.

        Stephen K. Carter, M.D. joined the Board in May 1997. In addition, Dr. Carter serves as a senior clinical consultant to Sugen, Inc. Prior to his retirement, from 1995 through 1997, he served as Senior Vice President of Research and Development for Boehringer-Ingelheim Pharmaceuticals. Before this, Dr. Carter spent over 13 years with Bristol-Myers Squibb, an international leader in the development of innovative anti-cancer and anti-viral therapies. He held a variety of senior executive research and development positions while at Bristol-Myers, including serving for five years as Senior Vice President of worldwide clinical research and development of its Pharmaceutical Research Institute. From 1976 to 1982, he established and directed the Northern California Cancer Program. Prior to this, he held a number of positions during a nine-year tenure at the National Cancer Institute, including the position of Deputy Director at the National Institutes of Health. He has also been a member of the faculties of the medical schools of Stanford University, the University of California at San Francisco and New York University. Dr. Carter has published extensively on the development of anti-cancer drugs, was the co-founding editor of journals devoted to cancer therapeutics or immunology, and has served on the editorial boards of a number of additional journals dedicated to cancer treatment. He is a member of the American Society of Clinical Oncology, the American Association for Cancer Research, and the Society of Surgical Oncology, as well as several other medical societies. Dr. Carter earned his B.A. from Columbia University and his M.D. from New York Medical College. He currently serves on the Boards of Directors of Callisto Pharmaceuticals, Inc., Cytogen Corporation, Celator Pharmaceuticals, Inc., Vion Pharmaceuticals, Emisphere Technologies, Inc. and Tapestry Pharmaceuticals, Inc. Dr. Carter currently serves on the Compensation Committee of Callisto Pharmaceuticals, Inc. and the Audit and Research and Development committees of Cytogen Corporation.

        Donald R. Conklin joined the Board in May 1997. Prior to his retirement in May 1997, Mr. Conklin was a senior executive with Schering-Plough, a major worldwide pharmaceutical firm. During his more than 35 years with Schering-Plough, he held a variety of key management positions within the firm. From 1986 to 1994, he served as President of Schering-Plough Pharmaceuticals and Executive Vice President of Schering-Plough Corporation. In this position, he was responsible for worldwide pharmaceutical operations, including the launch of INTRON A(R) (interferon alfa-2b). Prior to this, Mr. Conklin had served as President of Schering USA and had held a variety of executive marketing positions in the United States, Europe, and Latin America. Immediately preceding his retirement, he was Chairman of Schering-Plough Health Care Products and an Executive Vice President of Schering-Plough Corporation. Mr. Conklin received his B.A. with highest honors from Williams College and his M.B.A. degree from the Rutgers University School of Business.

        Lawrence A. Kenyon joined the Company as Executive Vice President, Chief Financial Officer, and Corporate Secretary effective January 16, 2007. Mr. Kenyon was elected to the Board and appointed Chief Operating Officer on November 19, 2007. Prior to joining Alfacell, Mr. Kenyon served as Executive Vice President, Chief Financial Officer, and Corporate Secretary at NeoPharm, Inc., a publicly traded biopharmaceutical company engaged in the research, discovery, and commercialization of cancer drugs for therapeutic applications in the United States, from September 2000 through August 2006. Prior to joining NeoPharm he was Senior Vice President of the Gabelli Mathers Fund, a regulated investment company, from October 1999 until September 2000. Mr. Kenyon, a Certified Public Accountant, began his career with Arthur Andersen & Co. after receiving a bachelor's degree in accounting from the University of Wisconsin—Whitewater.

        James J. Loughlin joined the Board in January 2004. Mr. Loughlin retired as a partner with KPMG LLP ("KPMG") in September 2003, where he was responsible for the Pharmaceuticals Practice, Life Sciences and Chemicals division. During his career, Mr. Loughlin served in various executive positions throughout KPMG, including Managing Partner of the firm's Milwaukee, Wisconsin office, Partner-in-Charge of Human Resources for the United States in the firm's National Executive Office in New York, and Partner-in-Charge of Audit Practice in the firm's Short Hills, New Jersey office. Mr. Loughlin was also elected to and served on the firm's Board of Directors from 1995 until 2000. Mr. Loughlin has gained extensive experience serving multinational pharmaceutical manufacturing and distribution companies. Mr. Loughlin is a Certified Public Accountant. He received his B.S. in accounting from St. Peter's College. He currently serves on the Board of Directors and the Audit Committees of Celgene Corporation and Datascope Corporation. He is also a member of Datascope Corporation's Compensation Committee.

        David Sidransky, M.D., joined the Board May 2004 and serves as Vice Chairman of the Board, our Lead Independent Director and Chairman of our Scientific Advisory Board. Dr. Sidransky is a founder of several private biotechnology companies and has served on numerous scientific advisory boards of many private and public companies, including Medimmune, Telik, Roche and Amgen. He was formerly on the board of scientific counselors at the NIDCR and a member of the Recombinant DNA advisory committee at the National Institute of Health NIH (RAC). He currently serves on the Board of Directors of ImClone Systems, Champions Biotechnology Inc. and Xenomics, Inc. Dr. Sidransky is on

numerous editorial boards and has served as senior editor of several cancer related journals. Currently, Dr. Sidransky is the Director of the Head and Neck Cancer Research Division at Johns Hopkins University School of Medicine. In addition, he is Professor of Oncology, Otolaryngology-Head and Neck Surgery, Cellular & Molecular Medicine, Urology, Genetics, and Pathology at John Hopkins University and Hospital. Dr. Sidransky is certified in Internal Medicine and Medical Oncology by the American Board of Medicine. He has over 350 peer-reviewed publications, and has contributed more than 60 cancer reviews and chapters and also has numerous issued biotechnology patents. He has been the recipient of many awards and honors, including the 1997 Sarstedt International prize from the German Society of Clinical Chemistry, 1998 Alton Ochsner Award Relating Smoking and Health by the American College of Chest Physicians and the 2004 Hinda Rosenthal Award by the American Association of Cancer Research. Dr. Sidransky received his B.A. from Brandeis University and his M.D. from the Baylor College of Medicine.

        Paul Weiss, Ph.D., joined the Board in February 2003. Dr. Weiss is currently a Managing Director at Venture Investors, LLC, a Madison, Wisconsin-based, early stage, life science focused, venture capital group. Prior to this, Dr. Weiss was President of the Gala Biotech business unit of Cardinal Health (now Catalent Pharma Solutions) from February 2002 until October 2007. He had served as a director on Gala's Board from 1998 to 2001, when he joined the management team as Senior Vice President of Business Development. He later became President of Gala and remained so during the acquisition of Gala by Cardinal Health in 2003, and then the acquisition of Gala (and other Cardinal Health businesses) by The Blackstone Group in 2007. Prior to joining Gala, Dr. Weiss was Vice President of Technology and Product Licensing at 3-Dimensional Pharmaceuticals (3DP) from 1998 to 2001, which went public in 2001 and was later acquired by Johnson & Johnson. Prior to joining 3DP, Dr. Weiss was Director of Licensing for Wyeth Pharmaceuticals. Dr. Weiss holds a Ph.D. in Biochemistry and an MBA from the University of Wisconsin-Madison and a B.Sc. in Biochemistry from Carleton University Institute of Biochemistry in Ottawa, Ontario.

Family relationships

        There are no family relationships among any of the Company's directors or executive officers.

Board recommendation and stockholder vote required

        The Board recommends a vote FOR the election of each of the nominees named above. (Proposal No. 1 on the proxy card). The affirmative vote of a plurality of the votes represented in person or by proxy and entitled to vote, cast at the meeting is required for the election of directors.

How often did the Board meet during 2007?

        The Board met eleven times during the 2007 fiscal year. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served.

Which directors are "independent"?

        The Board has determined that the following directors are "independent" under Nasdaq Marketplace Rule 4200(a)(15): John P. Brancaccio, Stephen K. Carter, M.D., Donald R. Conklin, James J. Loughlin, David Sidransky, M.D. and Paul M. Weiss, Ph.D. The Board has also determined that the following directors (who are members of the Audit Committee) are "independent" in accordance with Section 10A(m)(3) of the Exchange Act: John P. Brancaccio, James J. Loughlin and Paul M. Weiss, Ph.D.

How are directors compensated?

        In May 1997 and in December 1997, the Board and the stockholders, respectively, approved our 1997 Stock Option Plan, which, among other things, provides for automatic grants of options under a formula to non-employee directors who are independent directors for purposes of this plan on an annual basis. The formula provides that (i) on each December 31st each independent director automatically receives an option to purchase 15,000 shares of our Common Stock, or the regular grant; and (ii) on the date of each independent director's initial election to the Board, the newly elected independent director automatically receives an option to purchase the independent director's pro rata share of the regular grant which equals the product of 1,250 multiplied by the number of whole months remaining in the calendar year, or the pro rata grant. Each option granted pursuant to a regular grant and a pro rata grant vests and becomes exercisable on December 30th following the date of grant. An option will not become exercisable as to any shares unless the independent director has served continuously on the Board during the year preceding the date on which such options are scheduled to vest and become exercisable, or from the date the independent director joined the Board until the date on which the options are scheduled to vest and become exercisable. However, if an independent director does not fulfill such continuous service requirement due to the independent director's death or disability all options held by the independent director nonetheless vest and become exercisable as described herein. An option granted pursuant to the formula remains exercisable for a period of five years after the date the option first becomes exercisable. The per share exercise price of an option granted under the formula is equal to the closing price of our Common Stock on the date of grant.

        In addition to the regular option grants awarded during the fiscal year ended July 31, 2007, the non-employee directors were awarded a discretionary grant pursuant to the 1997 Stock Option Plan. Pursuant to the discretionary grants, each non-employee director was granted an option to purchase 5,000 shares of our Common Stock. The 1997 Stock Option Plan expired in May 2007 pursuant to its terms. All options outstanding under the 1997 Stock Option Plan at the time the plan expired remain in effect in accordance with their terms. Currently, the only stock option plan in effect for the Company is the 2004 Stock Incentive Plan which was adopted by the Board on November 13, 2003 and approved by the stockholders on January 14, 2004. The 2004 Stock Incentive Plan provides for the grant of stock options and other stock-based awards to employees, officers, consultants, independent contractors and directors providing services to Alfacell and its subsidiaries as determined by the Board or by the Compensation Committee, the administrator of the 2004 Stock Incentive Plan. The types of awards that may be granted under the 2004 Stock Incentive Plan are stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents, other stock grants, other stock-based awards and any combination thereof. Under grants awarded pursuant to the 2004 Stock Incentive Plan, awarded options become immediately exercisable or exercisable during the six months following certain triggering events but in no event beyond the option period provided in the Stock Option Agreements to the 2004 Stock Incentive Plan. See "Post-termination Agreements" below for further details.

        On February 8, 2007, the Board adopted a non-employee director compensation policy whereby each member of the Board who was not an employee of Alfacell received $15,000 in consideration of the member's serving on the Board, payable in four equal quarterly installments. The cash payments were effective as of January 1, 2007 and, beginning on March 31, 2007, replaced fees for attending meetings in 2007. Prior to February 8, 2007, each non-employee director received an annual retainer of $10,000 plus $1,000 for each meeting attended in person and $500 for each meeting attended by telephone. The purpose of switching from a meeting fee basis of compensation to a cash retainer basis is to ease administration and to encourage more frequent meetings of the Board and its committees. The switch to a cash retainer basis of compensation also saves the Company money in years where the Board and its committees hold more than five meetings. The annual retainer of 20,000 options was granted in December 2006 under the 1997 Stock Option Plan and will be made annually under the

2004 Stock Incentive Plan on the last trading day of December. The Company increased the option retainer from 15,000 options to 20,000 options in 2004 due to the implementation of the Sarbanes-Oxley Act of 2002 and the increased responsibilities of the Board. Initial option grants for committee chairpersons, committee members and the Vice Chairman of the Board were granted on February 8, 2007 with the next such grants to be made on the last trading day of December 2007. The Vice Chairman of the Board received an option bonus equal to the number of options received by the Vice Chairman for his board and committee memberships. Committee chairpersons received 10,000 options for each committee chaired while each committee member received 5,000 options for each committee on which he serves. The exercise price of the options will be equal to the closing price of the Common Stock on the date of the grant. The options will vest on the first anniversary of the date of the grant provided that the option holder remains a director as of such anniversary date and the options will terminate on the sixth anniversary of the date of the grant.

        Under our director compensation policies, directors who also serve as executive officers do not receive additional compensation for their service on our Board.

        The exercise price and vesting schedules for the regular and discretionary option grants described above are set forth in the table titled "Directors' Stock Options" below. The total compensation paid to independent directors for their service as directors of the Company for fiscal year 2007 is set forth in the table titled "Directors' Compensation" below.

Directors' Stock Options

        During the fiscal year ended July 31, 2007, the following independent or non-employee directors were granted options under Alfacell's 1997 Stock Option Plan and 2004 Stock Incentive Plan as described above:

Name	Number of Options Granted under 1997 Stock Option Plan(1)	Exercise Price of Options Granted Under 1997 Stock Option Plan	Number of Options Granted under 2004 Stock Incentive Plan(2)		Exercise Price of Options Granted Under 2004 Stock Incentive Plan
John P. Brancaccio	20,000	$1.60	15,000		$1.49
Stephen K. Carter, M.D.	20,000	$1.60	5,000		$1.49
Donald R. Conklin	20,000	$1.60	10,000		$1.49
James J. Loughlin	20,000	$1.60	15,000		$1.49
David Sidransky, M.D.	20,000	$1.60	70,000	(3)	$1.49
Paul M. Weiss, Ph.D.	20,000	$1.60	30,000	(4)	$1.49

(1)
All the options listed here were granted on December 31, 2006, vest on December 30, 2007, provided that the option holder remains a director as of December 30, 2007, and expire on December 30, 2012. The exercise price of these options was the closing price of the Company's Common Stock on the date of the grant.

(2)
All options listed here were granted on February 8, 2007, vest on February 8, 2008, provided that the option holder remains a director as of February 8, 2008, and expire on February 8, 2013. The exercise price of these options was the closing price of the Company's Common Stock on the date of the grant.

(3)
Dr. Sidransky's options are the result of his serving as Vice Chairman of the Board, Chairman of the Corporate Governance and Nominating Committee and the Research and Clinical Oversight Committee and a member of the Commercial and Business Development Oversight Committee.

(4)
Dr. Weiss' options are the result of his serving on the Compensation Committee, Corporate Governance and Nominating Committee, the Audit Committee, the Research and Clinical Oversight Committee and as Chairman of the Commercial and Business Development Oversight Committee.

Directors' Compensation

        During the fiscal year ended July 31, 2007, the following independent or non-employee directors were compensated as follows for their service as directors of the Company:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John P. Brancaccio	$14,500	—	$39,230	—	—	—	$53,730
Stephen K. Carter, M.D.	$14,500	—	$29,210	—	—	—	$43,710
Donald R. Conklin	$14,500	—	$34,220	—	—	—	$48,720
James J. Loughlin	$14,500	—	$39,230	—	—	—	$53,730
David Sidransky, M.D.	$14,500	—	$94,340	—	—	—	$108,840
Paul Weiss, Ph.D.	$14,500	—	$54,260	—	—	—	$68,760

(1)
These amounts represent a combination of fees paid based on meeting attendance and the $15,000 annual retainer paid in equal quarterly installments for services as director. Prior to February 8, 2007, directors were compensated based on meetings attended plus stock option awards. On February 8, 2007, the Board approved director compensation which is comprised of a $15,000 annual retainer plus certain stock option awards. Payment of the annual retainer began on March 31, 2007.

(2)
These amounts represent the dollar amount recognized for financial statement reporting purposes for the fair value of stock options granted to non-employee directors for fiscal year 2007. The grant date fair value of the options was estimated using the Black-Scholes stock option pricing model in accordance with SFAS No. 123R. Valuation assumptions used in the calculation are as disclosed in the Annual Report on Form 10-K for the year ended July 31, 2007.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the information with respect to the independent or non-employee directors concerning exercisable and unexercisable stock options held as of July 31, 2007(1):

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date
John P. Brancaccio	13,750 20,000 20,000 — —		— — — 20,000 15,000	(2) (3)	$ $ $ $ $	3.74 4.38 1.89 1.60 1.49	12/30/09 12/30/10 12/30/11 12/30/12 02/08/13
Stephen K. Carter, M.D.	15,000 15,000 15,000 20,000 20,000 — —		— — — — — 20,000(2 5,000	) (3)	$ $ $ $ $ $ $	0.66 0.39 3.78 4.38 1.89 1.60 1.49	12/30/07 12/30/08 12/30/09 12/30/10 12/30/11 12/30/12 02/08/13
Donald R. Conklin	25,000 15,000 15,000 20,000 20,000 — —	(4)	— — — — — 20,000 10,000	(2) (3)	$ $ $ $ $ $ $	3.66 0.39 3.78 4.38 1.89 1.60 1.49	10/31/07 12/30/08 12/30/09 12/30/10 12/30/11 12/30/12 02/08/13
James J. Loughlin	13,750 20,000 20,000 — —		— — — 20,000 15,000	(2) (3)	$ $ $ $ $	3.74 4.38 1.89 1.60 1.49	12/30/09 12/30/10 12/30/11 12/30/12 02/08/13
David Sidransky, M.D.	30,000 8,750 20,000 20,000 — —		— — — — 20,000 70,000	(2) (3)	$ $ $ $ $ $	3.46 8.18 4.38 1.89 1.60 1.49	11/10/08 12/30/09 12/30/10 12/30/11 12/30/12 02/08/13
Paul M. Weiss, Ph.D.	25,000 12,500 15,000 20,000 20,000 — —		— — — — — 20,000 30,000	(2) (3)	$ $ $ $ $ $ $	3.46 0.71 3.78 4.38 1.89 1.60 1.49	11/10/08 12/30/08 12/30/09 12/30/10 12/30/11 12/30/12 02/08/13

(1)
The Company does not have stock awards as part of its compensation program, therefore the columns entitled "Stock Awards" have been omitted from this table.

(2)
These options vest on December 30, 2007, provided that the option holder remains a director as of December 30, 2007.

(3)
These options vest on February 8, 2008, provided that the option holder remains a director as of February 8, 2008.

(4)
These options expired on October 31, 2007.

What committees has the Board established?

Board Committee Membership

        The Board has standing Compensation, Corporate Governance and Nominating, Audit, Research and Clinical Oversight, and Commercial and Business Development Oversight Committees. The current membership of the standing committees is set forth in the following table:

Name	Compensation Committee	Corporate Governance and Nominating Committee	Audit Committee	Research and Clinical Oversight Committee	Commercial and Business Development Oversight Committee
John P. Brancaccio	**		*
Stephen K. Carter, M.D.				*
Donald R. Conklin	*				*
James J. Loughlin		*	**
David Sidransky, M.D.		**		**	*
Paul M. Weiss, Ph.D.	*	*	*	*	**

*
Member

**
Chair

        Compensation Committee.    All of the members of Alfacell's Compensation Committee are considered "independent directors" in accordance with Nasdaq Marketplace Rule 4200(a)(15). In fiscal year 2007, the Compensation Committee met six times.

        On June 28, 2004, the Board adopted Alfacell Corporation's Compensation Committee Charter, a copy of which is maintained on our website at www.alfacell.com. According to its charter, the Compensation Committee shall consist of at least three members, each of whom shall be non-employee directors who have been determined by the Board to meet the independence requirements of the Nasdaq Stock Market.

        The Compensation Committee Charter describes the primary functions of the Compensation Committee as follows:

  •
  Review and approve executive compensation on an annual basis, including the corporate goals and objectives to be used in evaluating the performance of the CEO and determining the CEO's compensation;

  •
  Review trends in management compensation, oversee the development of new compensation plans and, when necessary, approve the revision of existing plans;

  •
  Oversee management's decisions concerning compensation and performance for non-executive officers;

  •
  Review the Company's incentive compensation and other stock-based plans and recommend change to such plans to the Board as needed;

  •
  Administer stock plans and benefit programs and approve any amendments to existing plans;

  •
  Recommend director compensation;

  •
  Evaluate compliance with the Company's compensation plans and policies; and

  •
  Review the compensation policy for all of Alfacell's employees.

        Corporate Governance and Nominating Committee    All of the members of Alfacell's Corporate Governance and Nominating Committee are considered "independent directors" in accordance with

Nasdaq Marketplace Rule 4200(a)(15) and Section 10A(m)(3) of the Exchange Act. In fiscal year 2007, the Corporate Governance and Nominating Committee did not meet. On November 19, 2007, the Corporate Governance and Nominating Committee met to recommend the nomination of all the Company's current directors to the Board.

        The Corporate Governance and Nominating Committee was formed by the Board on November 7, 2006 for the purpose of considering future nominees to the Board. On November 28, 2007, the Board adopted Alfacell Corporation's Corporate Governance and Nominating Committee Charter, a copy of which is maintained on our website at www.alfacell.com. According to its charter, the Corporate Governance and Nominating Committee shall be comprised of at least three directors, each of whom shall meet the independence requirements of the Nasdaq Stock Market.

        The Corporate Governance and Nominating Committee Charter describes the primary functions of the Corporate Governance and Nominating Committee as follows:

  •
  Identify and evaluate individuals qualified to serve as members of the Board (including individuals nominated by stockholders in proposals made in writing to the Company's Secretary that are timely received and that contain sufficient background information concerning the nominee to enable proper judgment to be made as to the nominee's qualifications);

  •
  Recommend for the Board's selection nominees for election as directors of the Company at the next annual or special meeting of stockholders at which directors are to be elected or to fill any vacancies then existing on the Board;

  •
  Cause to be prepared and recommend to the Board the adoption of corporate governance guidelines and from time to time, review and assess the guidelines and recommend changes for approval by the Board;

  •
  From time to time, review and assess the Code of Business Conduct and Ethics and recommend changes for approval by the Board;

  •
  Make recommendations to the Board regarding issues of management succession; and

  •
  To conduct annual reviews and assessments of the adequacy of the Corporate Governance and Nominating Committee Charter and recommend any proposed changes to the Board for approval.

        Audit Committee.    All of the members of Alfacell's Audit Committee are considered "independent directors" in accordance with Nasdaq Marketplace Rule 4200(a)(15) and Section 10A(m)(3) of the Exchange Act. Alfacell's Board has determined that Messrs. Brancaccio and Loughlin qualify as "audit committee financial experts" as defined by Item 401(h) of Regulation S-K. In fiscal year 2007, the Audit Committee met four times.

        On November 9, 2003, the Board adopted the Audit Committee Charter, a copy of which is maintained on our website at www.alfacell.com. According to its charter, the Audit Committee shall be comprised of at least three directors, each of whom shall meet the independence requirements of the Nasdaq Stock Market and Section 10A(m)(3) of the Exchange Act, and each of whom shall not have participated in the preparation of the financial statements of the Company at any time during the past three years. The Audit Committee's purpose, duties and responsibilities under its charter include those specified in the listing standards of the Nasdaq Stock Exchange for audit committees.

        The Audit Committee Charter describes the primary functions of the Audit Committee as follows:

  •
  To appoint, evaluate and, as the Committee may deem appropriate, terminate and replace our independent registered public accounting firm;

  •
  To monitor the independence of our independent registered public accounting firm;

  •
  To determine the compensation to be paid to our independent registered public accounting firm;

  •
  To review with management and our independent registered public accounting firm the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements;

  •
  To review the experience and qualifications of the Company's senior finance executives as well as senior members of the independent registered public accounting firm team and the quality control procedures thereof;

  •
  To pre-approve all audit services and permitted non-audit services to be performed by our independent registered public accounting firm and to establish policies and procedures for the engagement of our independent registered public accounting firm to provide permitted non-audit services;

  •
  To conduct annual reviews and assessments of the adequacy of the Audit Committee Charter and the continued independence of the independent registered public accounting firm and recommend any proposed changes to the Board for approval;

  •
  Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics;

  •
  To review all related-party transactions for potential conflict of interest situations and approve such related-party transactions;

  •
  To establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls and auditing matters; and

  •
  To report to the Board on such matters.

        Research and Clinical Oversight Committee.    The Research and Clinical Oversight Committee ("Research Committee") was established in February 2007 and is chaired by David Sidransky, M.D. All of the members of Alfacell's Research Committee are considered "independent directors" in accordance with Nasdaq Marketplace Rule 4200(a)(15).

        The primary function of the Research Committee is to work closely with management and the Scientific Advisory Board to provide support and direction to the Company's research and development programs. The Research Committee functions as an advisory committee and does not hold formal committee meetings or take formal committee actions.

        Commercial and Business Development Oversight Committee.    The Commercial and Business Development Oversight Committee ("Development Committee") was established in February 2007 and is chaired by Paul Weiss, Ph.D. All of the members of Alfacell's Development Committee are considered "independent directors" in accordance with Nasdaq Marketplace Rule 4200(a)(15).

        The primary function of the Development Committee is to assist management in pursuing commercial and business development opportunities for the products currently in development. The Development Committee functions as an advisory committee and does not hold formal committee meetings or take formal committee actions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        As of July 31, 2007, the Audit Committee of Alfacell's Board was composed of Messrs. James J. Loughlin, Chairman, John P. Brancaccio and Paul M. Weiss, Ph.D., all of whom are non-employee directors. All members of the Audit Committee are independent as independence is defined in Nasdaq Marketplace Rule 4200(a)(15) and Section 10A(m)(3) of the Exchange Act. Alfacell's Board has determined that Messrs. Loughlin and Brancaccio qualify as audit committee financial experts as defined by Item 401(h) of Regulation S-K.

        On November 9, 2003, the Board adopted a written Audit Committee charter. Such charter requires the Company to meet the rules and regulations of the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002. The members of the Audit Committee meet current audit committee requirements. Alfacell will endeavor to continue to meet all current audit committee requirements. The Audit Committee is charged with the responsibility of selecting and appointing the independent registered public accounting firm and has chosen to have the selection ratified by stockholders.

        Management is responsible for Alfacell's internal controls and the financial reporting process. Alfacell's independent registered public accounting firm is responsible for performing an independent audit of Alfacell's financial statements and management's assessment of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and to issue a report on Alfacell's financial statements, internal control over financial reporting and management's assessment of internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes. In carrying out its oversight responsibilities, the Audit Committee is not providing any expert, professional or special assurances as to our financial statements or any professional certification. The Audit Committee relies on the information provided and representations made to it by management, and also on the reports on our financial statements that it receives from our independent registered public accounting firm.

        In this context, the Audit Committee has reviewed and discussed the financial statements with management and our independent registered public accounting firm. Management represented to the Audit Committee that Alfacell's financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T.

        Alfacell's independent registered public accounting firm also provided and discussed with the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also reviewed and discussed with the independent registered public accounting firm the firm's independence.

        Based upon the Audit Committee's discussion with management and the independent registered public accounting firm and the Audit Committee's review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Alfacell's Annual Report on Form 10-K for the year ended July 31, 2007 filed with the Securities and Exchange Commission on October 15, 2007.

        In addition, the Audit Committee has approved the reappointment of J.H. Cohn LLP as our independent registered public accounting firm for fiscal year 2008, and has submitted the reappointment to the stockholders for ratification at this Annual Meeting. The Audit Committee pre-approved the terms of the audit services to be provided by our independent registered public accounting firm for fiscal year 2008.

        This report is respectfully submitted by the members of the Audit Committee of the Board.

James J. Loughlin, Chairman
John P. Brancaccio
Paul M. Weiss, Ph.D.

COMMUNICATIONS WITH DIRECTORS

        Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Chairman of the Board, Alfacell Corporation, 300 Atrium Drive, Somerset, New Jersey 08873. Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the members of the Corporate Governance and Nominating Committee.

        The Company has a policy of encouraging all directors to attend the annual stockholder meetings. All of our directors attended the annual meeting for fiscal year 2006.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee's charter, all audit and audit-related work and all non-audit work performed by the independent registered public accounting firm, J.H. Cohn LLP, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered that was approved through its pre-approval process.

Audit fees

        Audit fees paid by Alfacell to J.H. Cohn LLP for the audit of the financial statements, internal control over financial reporting, and management's assessment of internal control over financial reporting included in Alfacell's Annual Report on Form 10-K, auditors' review of the financial statements included in Alfacell's Quarterly Reports on Form 10-Q, work related to Alfacell's registration statements and consultation on accounting topics for the years ended July 31, 2007 and July 31, 2006 totaled approximately $164,000 and $188,000, respectively.

Audit-related fees

        None.

Tax fees

        None.

All other fees

        None.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Identification of Executive Officers

Name	Age	Current Position With Company	Officer Since(1)
Kuslima Shogen	62	Chief Executive Officer and Chairman of the Board	1981
Lawrence A. Kenyon(2)	42	Executive Vice President, Chief Financial Officer, Chief Operating Officer, Corporate Secretary and Director	2007

(1)
Officers of Alfacell hold office until their successors are elected and qualified or until their earlier removal, death or resignation.

(2)
Mr. Kenyon joined as the Company's Executive Vice President, Chief Financial Officer and Corporate Secretary on January 16, 2007. Mr. Kenyon was elected to the Board and appointed Chief Operating Officer on November 19, 2007.

Compensation Philosophy

        Alfacell's compensation program is based on the philosophy that the interests of our employees should be closely aligned with those of our stockholders. The Company's compensation program is based on the following principles:

  •
  Compensation opportunities should attract the best talent, motivate individuals to perform at their highest levels, reward outstanding achievement, and retain the leadership and skills necessary for building long-term stockholder value;

  •
  Compensation should include a bonus potential which is tied directly to operating objectives; and

  •
  Compensation should include a long-term incentive award generally in the form of stock option grants to increase ownership in the Company and encourage executives to manage from the perspective of owners of the Company.

        The Compensation Committee believes that the compensation program for executive officers should reward the achievement of the short-term and long-term objectives of the Company, and that compensation should be related to the value created for its stockholders. However, given the highly volatile nature of biotechnology company stocks it would be impracticable for the Company to tie executive compensation solely to stock performance. In making its compensation decisions, the Compensation Committee generally reviews the progress made by the individual officer in attaining his or her individual goals and the progress made by the Company in its drug development programs, while keeping the Company's stock performance in mind. Generally, performance tied to the long-term objectives of the Company or the overall business objectives of the Company are rewarded with equity compensation whereas performance tied to short-term goals of the Company or tied closely with individual performance is rewarded with cash compensation. As different elements of the Company's compensation have different underlying rationale and policy, determinations the Compensation Committee made with regard to one compensation element have not influenced decisions it made with respect to other compensation elements it contemplated or awarded. For example, the factor that the named executive officers may receive a bonus if the performance objectives are satisfied and may receive additional value through their stock options if the Company's stocks perform well has not influenced the determination as to the base salary of the named executive officers.

        The Company's compensation philosophy was last reviewed by the Board in May 2007, at which time two new compensation programs were approved by the Board, the Incentive Bonus Program and the Annual Milestones bonus program. These two bonus programs were approved by the Board because they each met the Company's desire to reward and encourage executive officers and employees for not only causing the Company to meet its primary objectives but also to meet certain short-term objectives within a timeline prescribed by management. See "Incentive Compensation" below for details relating to these two programs.

Compensation Committee

        The Compensation Committee currently consists of Messrs. John P. Brancaccio, Chairman, Donald R. Conklin, and Paul M. Weiss Ph.D. All committee members have been and currently are independent non-employee directors as defined under Rule 16b-3 of the Exchange Act and satisfy the director independence standards of the Nasdaq Stock Market and the definition of "outside director" under Section 162(m) of the Internal Revenue Code. No special expertise in compensation matters is required for appointment to the Compensation Committee.

        The Compensation Committee is responsible for all components of the Company's executive compensation program and for administering all stock option plans including the 1997 Stock Option Plan and the 2004 Stock Incentive Plan, under which stock option grants may be made to executive officers. On an annual basis, the Compensation Committee reviews and approves the corporate goals and objectives relevant to the compensation for the Company's chief executive officer ("CEO") and other executive officers. The Compensation Committee evaluates at least once a year, the CEO and executive officers' performance in light of these established goals and objectives and based upon these evaluations shall set the CEO's and executive officers' annual compensation, including salary, bonus, incentive and equity compensation. Other than adjustments for cost of living increases, the base salary of the CEO has not been significantly altered for the last three fiscal years as the performance of the Company has been mediocre and the Company has not met its objectives for its drug development programs. Adjustments to the CEO's compensation have primarily been made through the implementation of the Incentive Bonus Program as further described below. Because of the turnover in the Chief Financial Officer ("CFO") position over the past few years, each element of compensation for the current CFO has been determined by private negotiation driven by the leverage of both parties to the negotiation. There is no material differences in the evaluation or decision process for the CEO and other named executive officers.

        While the Compensation Committee determines overall compensation philosophy, it relies on the CEO and executive officers to make recommendations in accordance with such compensation philosophy. The Company's CEO and CFO provide the Board and the Compensation Committee with feedback on the performance of the Company's non-executive officers and make compensation recommendations to the Compensation Committee for its approval. The CEO and CFO attended the Compensation Committee's meetings to provide their perspectives on competition in the industry and the needs of the business, information regarding the Company's performance and other advice specific to their areas of expertise. However, the CEO and CFO did not attend meetings where their respective compensation and/or performance was discussed. Once a recommendation has been approved by the Compensation Committee, it is sent to the Board for ratification. Upon ratification by the Board, the execution and administration of the recommendation may be delegated by the Compensation Committee to management as the Compensation Committee deems appropriate. The Compensation Committee currently does not utilize employment agreements nor does it employ the services of a compensation consultant, but will explore whether to retain the services of an outside compensation consultant for 2008.

Components of Executive Compensation

        Compensation for the Company's executive officers includes the following components:

        Base Salary.    Fixed annual compensation that is certain as to payment and provides continuous income to meet ongoing living costs. This component is intended to ensure that Alfacell is able to retain executives capable of achieving the Company's strategic and business objectives. The Compensation Committee reviews executive officers' salaries annually and will make adjustments based on its expectations of that officer's performance as compared to the officer's actual performance and what the Compensation Committee's expectations are for that officer's future performance. Additionally, the Compensation Committee factors in cost of living adjustments as well as the Company's overall performance and stock performance.

        Stock Option Grants.    Long-term incentive plan which offers eligible Company officers and employees incentives to put forth maximum efforts for the success of the Company's business, to afford executive officers an opportunity to acquire a proprietary interest in the Company and to relate the compensation of officers to the value they create for the Company's stockholders. Currently, all stock-based awards are granted under the 2004 Stock Incentive Plan. The 2004 Stock Incentive Plan provides for the grant of stock options and other stock-based awards to employees, officers, consultants, independent contractors and directors providing services to Alfacell and its subsidiaries as determined by the Board or by the Compensation Committee. The types of awards that may be granted under the 2004 Stock Incentive Plan are stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents, other stock grants, other stock-based awards and any combination thereof. Stock options are granted based on the fair market value of a share on the date of grant of such option. The terms, time and method of the options are determined at the sole discretion of the Compensation Committee.

        Incentive Compensation.    The primary purpose is to align the interests of the executive officers with those of the stockholders by rewarding executive officers for creating stockholder value over the long-term. The 2004 Stock Incentive Plan provides for the award of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents, and other stock grants or stock based awards.

        On May 25, 2007, the Board approved an Incentive Bonus Program under the 2004 Stock Incentive Plan which would grant $375,000 in cash to the CEO and 250,000 and 100,000 in stock options with a per share exercise price of $2.13 to the CEO and CFO, respectively. However, both the payment of the cash bonus and the vesting of the stock options is conditioned upon the Company submitting, and the Food and Drug Administration ("FDA") accepting, a New Drug Application ("NDA") submission for ONCONASE®, within six months of reaching evaluable event 316 (patient deaths) in the ongoing Phase IIIb clinical trial, and the Company achieving certain defined financial and other timeline objectives. Currently, the Company cannot be certain of the likelihood of achieving such financial and timeline objectives; however, if such objectives are met, the Company will make a prompt public disclosure to that effect. The Company felt that these two objectives were the proper metric for measuring performance as the filing of the NDA and the achievement of the financial and other timeline objectives represents the culmination of many years of work at Alfacell.

        On May 25, 2007, the Board also approved the Annual Milestone bonus program. The Company traditionally does not provide for cash bonuses, however, the Company wanted to provide an appropriate level of encouragement and motivation to the staff for working on a daily basis to appropriately and timely complete all of the intermediate steps necessary to achieving the Company's primary objectives of submitting the NDA and achieving the financial and timeline objectives mentioned above. The goal of the Annual Milestone bonus program is to reward employees for staying on schedule and minimizing the potential for disruption and higher costs associated with delaying work until the last possible moment. Under the Annual Milestone bonus program, the CFO and professional staff, together with management, set personal objectives for themselves to accomplish the intermediate steps necessary to achieving the primary objectives. The amount of the bonus is determined by how well the employee met his or her personal objectives based on the timeline provided for meeting the primary objectives of the Company. Under this program, bonuses are paid out from a bonus pool and management has discretion to reward employees who met or exceeded his or her personal objectives with a higher percentage of the bonus pool and rewarding an employee who met less than his or her personal objectives with a lower percentage of the bonus pool. As part of the CFO's employment arrangements approved by the Board and under the Annual Milestone bonus program, the CFO is eligible to receive an annual bonus of up to 20% of his base salary. The CFO's bonus for fiscal year

2007 has not yet been determined. The CEO is not eligible to participate in the Annual Milestone bonus program.

        Other Benefits.    All named executive officers are eligible to participate in the Company's 401(k) plan, health and dental coverage, life insurance, disability insurance, paid time off and paid holidays on the same terms as are available to all employees generally. Other benefits available to named executive officers are the payment of reasonable costs of temporary housing, reasonable airfare associated with relocation and relocation assistance. The CEO receives a monthly auto allowance and the Company pays the premiums on a life insurance policy for the CEO where the Company is not the beneficiary of that life insurance policy. These awards are designed to be competitive with overall market practices, and are in place to attract and retain the personnel needed in the business.

        Post-termination Agreements.    The Company does not utilize post-termination agreements with its named executive officers. However, under grants awarded pursuant to the 2004 Stock Incentive Plan, the named executive officers have received Stock Option Agreements which contain provisions that allows for the awarded options to become immediately exercisable or exercisable during the six months following a change in control but in no event beyond the option period provided in the Stock Option Agreement. A change in control is deemed to occur if (i) a person as defined by Section 13 (d) and 14 (d) of the Exchange Act becomes the beneficial owner, directly or indirectly, of securities representing 20% or more of the combined voting power of the Company's then outstanding shares (except that ownership by the McCash Family Limited Partnership must be 50% to qualify as a change in control); (ii) during any 12 month period, the individuals who were, at the beginning of such period, a majority of the Board ceases to be a majority of the Board; (iii) the Company's stockholders approve a merger or consolidation with another corporation except where the Company remains in control after such merger or consolidation or where the merger or consolidation was effected to recapitalize the Company and no one person acquired more than 50% of the combined voting power of the Company; or (iv) the stockholders of the Company approve a plan of complete liquidation or enter into an agreement for the sale or disposition of all or substantially all of the assets of the Company.

        Additionally, under the terms of the Stock Option Agreements to the 2004 Stock Incentive Plan, if there is a termination of service due to the death, total disability or retirement of the optionee on or after age 65 after seven years of service with the Company, then the options become fully exercisable at the time of death, total disability or retirement and may be exercised by the optionee or optionee's estate during the six months following the month of optionee's death, total disability or retirement but in no event beyond the option period provided in the Stock Option Agreement. If there is a termination of employment due to voluntary resignation then to the extent options are exercisable as of the date of the termination, such options may be exercised within six months of the date of termination of employment. If there is termination for cause, then to the extent options are exercisable as of the date of the termination, such options may be exercised within 30 days of the date of termination. "Cause" is defined as (i) frequent and unjustifiable absenteeism other than optionee's illness or physical or mental disability; (ii) fraud or dishonesty materially injurious to the Company; (iii) gross or willful misconduct or willful neglect to act which is committed or omitted by optionee in bad faith; (iv) gross breach of optionee's fiduciary duties which has a materially injurious effect on the Company; (v) optionee's conviction as a felon; or (vi) optionee's willful or continuous neglect or refusal to perform his or her duties. If there is termination for any reason other than those described above, then to the extent options are exercisable as of the date of the termination, such options may be exercised within 12 months of the date of termination of employment.

        Under grants awarded pursuant to the 1997 and 1993 Stock Option Plans, prior to a dissolution or liquidation of the Company or a merger or consolidation where the Company is not the surviving corporation, the optionee has the right to exercise all outstanding options. If the optionee terminates employment, then to the extent options are exercisable as of the date of termination, such options may be exercised within 190 days of the date of termination of employment. If the Board determines that the optionee engaged in activities or employment contrary to the best interest of the Company, then the Board can cancel the options within 190 days of the termination of employment. If an optionee dies while still in service to the Company, then to the extent options are exercisable as of the date of death, such options may be exercised.

        The rationale for the acceleration of the options under the 2004 Stock Incentive Plan, and the 1997 and 1993 Stock Option Plans upon a change in control of the Company is to ensure that officers are motivated to pursue the maximum value for stockholders and to encourage officers to remain with the Company after a change in control has occurred.

        The following table summarizes the estimated value of the stock options for each named executive officer derived from the terms of the 2004 Stock Incentive Plan, the 1997 Stock Option Plan and the 1993 Stock Option Plan assuming that a triggering event took place on the last business day of our most recently completed fiscal year, July 31, 2007 and that the price per share of our common stock is the closing market price as of that date.

Name	Death or Total Disability(1)	Voluntary Termination or Termination for Cause(1)	Change in Control(1)
Kuslima Shogen	$736,883	$645,863	$790,950
Lawrence A. Kenyon	$231,750	$45,750	$231,750

(1)
These amounts represent the aggregate in-the-money value of stock options which would become vested as a direct result of the termination event or change in control before the applicable stated vesting date. The stated vesting date is the date at which an award would have vested absent such termination event or change in control. This calculation of value does not attribute any additional value to stock options based on their remaining terms and does not discount the value of awards based on the portion of the vesting period elapsed at the date of the termination event or change in control. These amounts represent the intrinsic value of stock options, based on a closing stock price of $2.16 on July 31, 2007.

        Pension Plans.    The Company does not have pension plans for its employees, executive officers or directors.

        Non-Qualified Deferred Compensation Plans.    The Company does not have non-qualified deferred compensation plans for its employees, executive officers or directors.

Tax and Accounting Considerations

        Deductibility of Executive Compensation.    In making compensation decisions affecting the executive officers, the Compensation Committee considers the Company's ability to deduct under applicable federal corporate income tax law compensation payments made to executives. Specifically, the Compensation Committee considers the requirements and impact of Section 162(m) of the Internal Revenue Code, which generally disallows a tax deduction for annual compensation in excess of $1 million paid to our named executive officers. Certain compensation that qualifies under applicable tax regulations as "performance-based" compensation is specifically exempted from this deduction rule. The Compensation Committee cannot assure that it will be able to fully deduct all amounts of compensation paid to persons who are named executive officers in the future. Further, because the Compensation Committee believes it is important to preserve flexibility in designing its compensation programs, it has not adopted a policy that all compensation must qualify as deductible under section 162(m). The cash compensation that the Company paid to each of its named executive officers during 2007 was below $1 million. We believe that stock options granted to named executive officers under the 1997 Stock Option Plan and the 2004 Stock Incentive Program would qualify as "performance-based compensation" and therefore are Section 162(m) qualified.

        Accounting for Stock Based Compensation.    On August 1, 2005, the Company adopted the fair value recognition provisions of revised Statement of Financial Accounting Standards No. 123R, "Share-Based Payment" ("SFAS No. 123R"), to account for all stock grants under all of its stock plans.

Summary Compensation Table

        The following table provides a summary of cash and non-cash compensation for each of the last three fiscal years ended July 31, 2007, 2006 and 2005 with respect to the person serving as Alfacell's Chief Executive Officer and the persons serving as Alfacell's only other executive officer, the CFO, during the year ended July 31, 2007 (collectively, the "Named Executive Officers").

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)(1)			Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation(2)			Total ($)
Kuslima Shogen Chief Executive Officer and Chairman of the Board of Directors	2007 2006 2005	$ $ $	233,688 215,000 207,002	— — —		$ $ $	565,460 128,253 1,521,250	(4)	— — —	— — —	$ $ $	24,026 21,294 22,415	(3) (5) (6)	$ $ $	823,174 364,547 1,750,667
Lawrence A. Kenyon Executive Vice President, Chief Financial Officer, Chief Operating Officer, Corporate Secretary and Director(7)	2007		$104,192	—			$666,875		—	—		$38,157	(8)		$809,224
Robert D. Love Former Chief Financial Officer(7)	2007 2006 2005	$ $ $	99,677 180,000 13,846	— — —	— — —	$	— — 204,500	(9) (10)	— — —	— — —	$ $	2,717 2,908 —		$ $ $	102,394 182,908 218,346
(1)
These amounts represent the dollar amount recognized for financial statement reporting purposes the grant date fair value of stock options granted to the named executive officers in accordance with SFAS 123R. The grant date fair value was estimated using the Black-Scholes stock option pricing model in accordance with SFAS No. 123R. Pursuant to the Securities and Exchange Commission rules, the amounts exclude the impact of estimated forfeitures related to service-based vesting conditions. Valuation assumptions used in the calculation are as disclosed in the Annual Report on Form 10-K for the year ended July 31, 2007.

(2)
Excludes perquisites and other personal benefits that in the aggregate do not exceed $10,000. These amounts consist of Alfacell's annual contributions to a 401(k) plan unless otherwise noted.

(3)
This amount consist of Alfacell's annual contribution to a 401(k) plan totaling $6,738, a monthly auto allowance totaling $13,000 for fiscal year 2007 and premiums paid by the Company on a life insurance policy on Ms. Shogen totaling $4,288. The Company is not the beneficiary of the life insurance policy.

(4)
This amount does not include $187,425 of options awards which were forfeited because performance-based vesting conditions were not met within the time frame required by the option award.

(5)
This amount consist of Alfacell's annual contribution to a 401(k) plan totaling $4,891, a monthly auto allowance totaling $13,000 for fiscal year 2006 and premiums paid by the Company on a life insurance policy on Ms. Shogen totaling $3,403. The Company is not the beneficiary of the life insurance policy.

(6)
This amount consist of Alfacell's annual contribution to a 401(k) plan totaling $6,012, a monthly auto allowance totaling $13,000 for fiscal year 2005 and premiums paid by the Company on a life insurance policy on Ms. Shogen totaling $3,403. The Company is not the beneficiary of the life insurance policy.

(7)
Mr. Love retired as the Company's Chief Financial Officer on January 19, 2007. Mr. Kenyon joined the Company as Executive Vice President, Chief Financial Officer and Corporate Secretary on January 16, 2007. He was elected a director to the Board and appointed Chief Operating Officer on November 19, 2007.

(8)
As part of Mr. Kenyon's employment arrangements approved by the Board, the Company provided for moving expenses totaling $9,146 and cost of travel between his home state and New Jersey for a period of 12 months totaling $29,011. Alfacell made no contributions to Mr. Kenyon's 401(k) plan during the fiscal year ended July 31, 2007.

(9)
This amount does not include $55,400 of option awards which were forfeited upon Mr. Love's retirement from the Company.

(10)
This amount does not include $449,900 of options awards which were forfeited upon Mr. Love's retirement from the Company.

Grants of Plan-Based Awards in Fiscal Year 2007

        The following table contains information concerning the grant of stock options under equity and non-equity incentive plans to the Named Executive Officers during the fiscal year ended July 31, 2007:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
								Estimated Future Payouts Under Equity Incentive Plan Awards
															Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(3)
Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)		Award Unit	Threshold(1) ($)	Target(2) ($)	Maximum(1) ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
Kuslima Shogen	5/25/07 10/5/06	n/a	(4)	$375,000	(5)	n/a	(4)	250,000	—	$532,500	—		120,000	(6)	$1.29	$ $	432,500 132,960
Lawrence A. Kenyon	5/25/07 1/16/07	n/a	(7)		(8)	$42,000	(9)	100,000	—	$213,000	—		375,000	(10)	$1.55	$ $	173,000 493,875
(1)
Under the terms of the grant, there is no threshold or maximum as the grants will only vest upon the meeting of the primary objectives described in the Incentive Bonus Program. The primary objectives of the Incentive Bonus Program have not yet been met, therefore no vesting of these options has occurred.

(2)
The target amounts were calculated based on the number of options awarded multiplied by the exercise price of $2.13 per share.

(3)
These amounts represent the dollar amount recognized for financial statement reporting purposes the grant date fair value of stock options granted to the Named Executive Officers in fiscal year 2007. The grant date fair value of the stock options was estimated using the Black-Scholes stock option pricing model in accordance with SFAS No. 123R. Valuation assumptions used in the calculation are as disclosed in the Annual Report on Form 10-K for the year ended July 31, 2007.

(4)
Under the terms of the Incentive Bonus Program, there is no threshold or maximum as the cash bonus to the CEO will only be paid upon the meeting of the primary objectives described in the Incentive Bonus Program. The primary objectives of the Incentive Bonus Program have not yet been met, therefore there has been no payout of the cash bonus.

(5)
The target amount represents the cash bonus that would be paid upon the meeting of the primary objectives described in the Incentive Bonus Program. The primary objectives of the Incentive Bonus Program have not yet been met, therefore there has been no payout of the cash bonus.

(6)
This represents options awarded under the 2004 Stock Incentive Plan. Equal installments of 24,000 options vested on April 5, 2007 and October 5, 2007. Equal installments of 24,000 options will vest annually on each of October 5, 2008 through October 5, 2010.

(7)
There is no threshold amount provided in the terms of the Annual Milestone bonus program. The cash bonus is tied to the meeting of the personal objectives set for the CFO under the Annual Milestone bonus program.

(8)
The cash bonus is tied to the meeting of the personal objectives set for the CFO under the Annual Milestone bonus program. Mr. Kenyon's bonus for fiscal year 2007 has not yet been determined under the Annual Milestone bonus program.

(9)
As part of his employment arrangements approved by the Board, Mr. Kenyon is entitled to a bonus of up to 20% of his base salary. The cash bonus is tied to the meeting of the personal objectives set for the CFO under the Annual Milestone bonus program. Mr. Kenyon's bonus for fiscal year 2007 has not yet been determined under the Annual Milestone bonus program.

(10)
Mr. Kenyon was granted 375,000 options under the 2004 Stock Incentive Plan effective upon the date of his employment with the Company. These options have a term of ten years from the date of grant and an exercise price equal to the closing price of the Company's Common Stock on the grant date. A total of 75,000 options vested immediately on the date of grant while 75,000 options will vest on each anniversary of employment until all remaining 300,000 options are vested.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the information with respect to the Named Executive Officers concerning the exercisable and unexercisable stock option awards held as of July 31, 2007(1):

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercis-able		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Kuslima Shogen	23,000	(2)	—		—		$0.54	10/15/07
	23,000		—		—		$0.54	10/15/08
	23,000	(3)	—		—		$0.85	8/21/07
	23,000		—		—		$0.85	8/21/08
	23,000		—		—		$0.85	8/21/09
	23,000	(4)	—		—		$0.49	10/4/07
	23,000		—		—		$0.49	10/4/08
	23,000		—		—		$0.49	10/4/09
	23,000		—		—		$0.49	10/4/10
	23,000	(5)	—		—		$0.26	10/17/07
	23,000		—		—		$0.26	10/17/08
	23,000		—		—		$0.26	10/17/09
	23,000		—		—		$0.26	10/17/10
	23,000		—		—		$0.26	10/17/11
	30,000		—		—		$1.58	09/19/08
	30,000		—		—		$1.58	09/19/09
	30,000		—		—		$1.58	09/19/10
	30,000		—		—		$1.58	09/19/11
	—		30,000	(6)	—		$1.58	09/19/12
	150,000		—		—		$8.10	04/29/09
	200,000		50,000	(7)	—		$6.73	09/12/14
	33,333		66,667	(8)	—		$1.61	11/17/15
	24,000		96,000	(9)	—		$1.29	10/05/16
	—				250,000	(10)	$2.13	05/25/17
Lawrence A. Kenyon	75,000	(11)	300,000	(11)	—		$1.55	01/16/17
	—				100,000	(12)	$2.13	05/25/17

(1)
The Company does not have stock awards as part of its compensation program, therefore the columns entitled "Stock Awards" have been omitted from this table.

(2)
These options were exercised on October 15, 2007.

(3)
These options expired on August 21, 2007.

(4)
These options were exercised on October 4, 2007.

(5)
These options were exercised on October 10, 2007.

(6)
These options vested and became exercisable on September 19, 2007.

(7)
These options vested and became exercisable on September 13, 2007.

(8)
33,333 options vested and became exercisable on November 17, 2007 and 33,334 options will vest and become exercisable on November 17, 2008.

(9)
24,000 options vested and became exercisable on October 5, 2007 and equal installments of 24,000 options will vest and become exercisable annually on each of October 5, 2008 through October 5, 2010.

(10)
These are performance units contingent upon the meeting of the conditions set out in the Incentive Bonus Program.

(11)
Mr. Kenyon was granted 375,000 options under the 2004 Stock Incentive Plan effective upon the date of his employment with the Company. These options have a term of ten years from the date of grant and an exercise price equal to the closing price of the Company's Common Stock on the grant date. A total of 75,000 options vested immediately on the date of grant while 75,000 options will vest on each anniversary of employment until all remaining 300,000 options are vested.

(12)
These are performance units contingent upon the meeting of the conditions set out in the Incentive Bonus Program.

Option Exercises and Stocks Vested

        The following table sets forth the information with respect to the Named Executive Officers concerning the exercise of options during 2007 and stocks vested as of July 31, 2007:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Kuslima Shogen	69,000	$55,430	—	—
Lawrence A. Kenyon(2)	—	—
Robert D. Love(3)	125,000	$77,500	—	—

(1)
The value realized on exercise was computed based on the market price on the date of exercise minus the exercise price.

(2)
Mr. Kenyon did not exercise any options during fiscal year 2007. Mr. Kenyon was granted 375,000 options under the 2004 Stock Incentive Plan effective upon the date of his employment with the Company. These options have a term of ten years from the date of grant and an exercise price equal to the closing price of the Company's Common Stock on the grant date. A total of 75,000 options vested immediately on the date of grant while 75,000 options will vest on each anniversary of employment until all remaining 300,000 options are vested.

(3)
Mr. Love retired as the Company's Chief Financial Officer on January 19, 2007. Mr. Kenyon joined the Company's as Executive Vice President, Chief Financial Officer and Corporate Secretary on January 16, 2007. Mr. Kenyon was elected to the Board and appointed Chief Operating Officer on November 19, 2007.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During the fiscal year ended July 31, 2007, the members of the Board who served on the Compensation Committee were Messrs. John P. Brancaccio, Donald R. Conklin and Paul M. Weiss, Ph.D. All such directors are independent directors and have never been officers of Alfacell. During the fiscal year ended July 31, 2007, no executive officer of Alfacell served on the Compensation Committee or Board of Directors of any other entity which had any executive officer who also served on the Compensation Committee or Board of Alfacell.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Compensation Committee has overall responsibility for evaluating and approving the Company's executive officer compensation plans, policies and programs, including compensation of the Chief Executive Officer. During the fiscal year ended July 31, 2007 the Compensation Committee consisted of three independent directors. Our compensation program, both for our executive officers as well as for all employees, is based on the philosophy that the interests of our employees should be closely aligned with those of our stockholders. As with many other biotechnology companies, Alfacell's current level of development and the highly volatile nature of biotechnology stocks in general makes executive compensation, which is normally based on sales and earnings goals, or strictly based on stock performance, impracticable. In determining compensation, the Compensation Committee generally reviews the progress made by the individual officer in attaining his or her individual goals and the progress made by the Company in its drug development programs. In addition, the Compensation Committee keeps the Company's stock performance in mind when making compensation decisions. Finally, the Compensation Committee generally reviews and takes into account competitive factors regarding compensation. Our compensation program is based on the following principles:

  •
  Compensation opportunities should attract the best talent, motivate individuals to perform at their highest levels, reward outstanding achievement, and retain the leadership and skills necessary for building long-term stockholder value;

  •
  Compensation should include a bonus potential which is tied directly to operating objectives; and

  •
  Compensation should include a long-term incentive award generally in the form of stock option grants to increase ownership in the Company and encourage executives to manage from the perspective of owners of the Company.

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K with management. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's annual meeting proxy statement on Schedule 14A.

        This report is respectfully submitted by the members of the Compensation Committee of the Board.

                      John P. Brancaccio, Chairman
                      Donald R. Conklin
                      Paul M. Weiss, Ph.D.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company recognizes that related party transactions can create the appearance that Company decisions are made based on factors other than the Company's best interest or the best interest of the Company's stockholders. Related party transactions can also create potential or actual conflicts of interest between the Company and the related party. Related person transactions are transactions which in the aggregate exceed $120,000 or 1% of the average of the Company's total assets at year end for the last three completed fiscal years, to which the Company and a related party with a direct or indirect material interest, participated. The Company's Code of Business Conduct and Ethics requires that any such related party transactions be specifically approved by the Company's Ethics Officer. In addition directors, officers and employees must notify the Ethics Officer or the Chair of the Audit Committee of the existence of any actual or potential conflicts of interest. The Audit Committee performs a review of related party transactions as part of its review of the Annual Report on Form 10-K.

        The Company was a party to the following transactions in which the amount involved exceeded $120,000 and in which any executive officers, directors, holders of more than 5% of our capital stock and members of such person's immediate families had or will have a direct or indirect material interest.

        At fiscal years ended July 31, 2007 and 2006, $180,397 and $170,870, respectively were due to the Company from Kuslima Shogen, the Company's CEO, from which the Company earned 8% interest in the amount of approximately $9,500 on the unpaid principal balance for each of the fiscal years 2007 and 2006. This loan was made prior to July 30, 2002 and has not since been materially modified, thus it is not in violation of the Sarbanes-Oxley Act of 2002.

        On July 23, 1991, the Board agreed to pay Kuslima Shogen, an amount equal to 15% of any gross royalties which the Company may receive from any license(s) with respect to the Company's lead drug product candidate, ONCONASE®, or any other products derived from amphibian source extract, produced either as a natural, synthesized, and/or genetically engineered drug for which the Company is the owner or co-owner of the patents, or acquires such rights in the future, for a period not to exceed the life of the patents. If the Company manufactures and markets any of these drugs, then Ms. Shogen will receive an amount equal to 5% of gross sales from any products sold during the term of the patents. On April 16, 2001, this agreement was amended and clarified to provide that Ms. Shogen would receive the 15% royalty payment relating to licenses or 5% of net sales relating to sales but not both, unless both the Company and the licensee market the licensed product.

PROPOSAL NO. 2—RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Audit Committee selected our independent registered public accounting firm, reviewed the scope of the annual audit and pre-approved audit-related and other services to be performed by the independent registered public accounting firm. After evaluating their performance in fiscal 2007, the Audit Committee has selected J.H. Cohn LLP as our independent registered public accounting firm for our fiscal year ending July 31, 2008. You are requested to ratify the Audit Committee's appointment of J.H. Cohn LLP as independent registered public accounting firm for our fiscal year 2008. A representative of J.H. Cohn LLP will be present at the Annual Meeting and will have the opportunity to make statements if he or she desires to do so. Such representative is also expected to be available to respond to appropriate questions from stockholders present at the meeting.

Board recommendation and stockholder vote required

        The Board recommends a vote FOR ratification of the appointment of J.H. Cohn LLP as Alfacell's independent registered public accounting firm for the year ending July 31, 2008 (Proposal

No. 2 on the proxy card). The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

        If the appointment is not ratified, the Audit Committee will select another independent registered public accounting firm. If the appointment is ratified, the Audit Committee reserves the right to appoint another independent registered public accounting firm.

CODE OF ETHICS

        Alfacell has adopted a written Code of Business Conduct and Ethics ("Code of Ethics") that applies to the Company's principal executive officer, principal financial officer, principal accounting officer, and controller and to all its other employees. These standards are a guide to help ensure that all our employees live up to our high ethical standards. A copy of the Code of Ethics is maintained on our website at www.alfacell.com.

        We intend to post on our website, any amendment to or waiver from any provision in our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and that relates to any element of the standards enumerated in the rules of the Securities and Exchange Commission.

ANNUAL REPORT

        Alfacell's 2007 Annual Report on Form 10-K for the fiscal year ended July 31, 2007, including audited financial statements, filed with the Securities and Exchange Commission on October 15, 2007, accompanies this proxy statement.

STOCKHOLDERS' PROPOSALS

        It is anticipated that Alfacell's fiscal year 2008 Annual Meeting of Stockholders will be held on or about January 31, 2009. In order for a stockholder to have a proposal included in the proxy statement for the fiscal year 2008 annual stockholders' meeting, the proposal must comply with both the procedures identified by Rule 14a-8 under the Exchange Act, and be received in writing by Alfacell's Secretary on or before 5:00 P.M. Eastern Standard Time on August 25, 2008. Such a proposal will be considered at the fiscal year 2008 annual stockholders' meeting.

        In the event a stockholder does not meet the August 25, 2008 deadline, the stockholder can still give notice of a proposal to be presented at the fiscal year 2008 annual stockholders' meeting until November 7, 2008; however, such proposal will not be included in the proxy materials relating to such meeting. Such a proposal will be considered timely within Rule 14a-4(c) and may be considered at the fiscal year 2008 annual stockholders' meeting if it complies with Rule 14a-8.

        Any proposal received after November 7, 2008 will be considered untimely within 14a-4(c) of the Exchange Act and the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

GENERAL

        The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be borne by Alfacell. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of Alfacell without special compensation therefore. Alfacell expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Alfacell's Common Stock.

        Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR all of the proposals described in this proxy statement.

OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the Annual Meeting. If matters other than the foregoing should arise at the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxy card. Please complete, sign and date the enclosed proxy card, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

By Order of the Board of Directors,
/s/ LAWRENCE A. KENYON Lawrence A. Kenyon Corporate Secretary
Dated: December 19, 2007

ALFACELL CORPORATION PROXY

COMMON STOCK

ANNUAL MEETING: JANUARY 30, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        Kuslima Shogen and Lawrence A. Kenyon, and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote as designated below and on the reverse side upon the following proposals, and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting of Stockholders of Alfacell Corporation to be held at the Doubletree Hotel, 200 Atrium Drive, Somerset, New Jersey 08873 on Wednesday, January 30, 2008 at 1:00 p.m. local time, or any adjournment(s), postponement(s) or other delay(s) thereof (the "Annual Meeting"), all shares of Common Stock of Alfacell to which the undersigned is entitled to vote at the Annual Meeting. The following proposals are more fully described in the Notice of Annual Meeting and Proxy Statement for the Annual Meeting dated December 19, 2007 (receipt of which is hereby acknowledged).

        UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2 AND WILL BE VOTED, EITHER FOR OR AGAINST, AT THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1 AND 2.

(Continued and to be dated and signed on the reverse side.)

ALFACELL CORPORATION 300 ATRIUM DRIVE SOMERSET, NJ 08873

1.	To elect eight (8) directors	FOR all nominees listed below	☐	WITHHOLD AUTHORITY for all nominees listed below	☐	FOR ALL EXCEPT those nominees that I have listed below	☐

        Nominees: Kuslima Shogen, John P. Brancaccio, Stephen K. Carter, Donald R. Conklin, Lawrence A. Kenyon, James J. Loughlin, David Sidransky and Paul M. Weiss. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

Exceptions:

2.
To ratify the appointment of J.H. Cohn LLP as Alfacell's independent registered public accounting firm for the fiscal year ending July 31, 2008.

FOR	☐	AGAINST	☐	ABSTAIN	☐
3.
To transact such other business as may properly come before the Annual Meeting.

PLEASE CHECK THIS BOX IF YOU EXPECT TO ATTEND THE
ANNUAL MEETING IN PERSON. ☐
(Please sign exactly as name appears to the left, date and return. If shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)
Please Date:

Sign Here:

Additional Signature (if held jointly)

Votes must be indicated in Black or Blue ink.

PLEASE SIGN AND DATE AND RETURN YOUR PROXY TODAY

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 30, 2008
TABLE OF CONTENTS
ABOUT THE MEETING
STOCK OWNERSHIP
PROPOSAL NO. 1—ELECTION OF DIRECTORS
Board Committee Membership
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
COMMUNICATIONS WITH DIRECTORS
PRINCIPAL ACCOUNTANT FEES AND SERVICES
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CODE OF ETHICS
ANNUAL REPORT
STOCKHOLDERS' PROPOSALS
GENERAL
OTHER MATTERS